1 November 10, 2022 CHESTNUT2015 LLC Attn: Ms. Maria Tam Isles 2225 W. Commonwealth Ave., #206 Alhambra, CA 91803 Re: Amendment to Lease Dear Ms. Isles: Reference is hereby made to that certain Standard Industrial/Commercial Single-Tenant Lease –Net for the premises of 2001 to 2025 W. Chestnut Street, 707 S. Raymond Ave and 708 S. Palm Ave, Alhambra, California, dated as of October 1, 2017 (the “Original Lease”), entered into by and between CHESTNUT2015 LLC (“Lessor”) and EMCORE Corporation (“Lessee”), as amended by (i) that certain Amendment to Lease, dated as of March 31, 2019, by and between Lessor and Lessee (the “March 2019 Amendment”) and (ii) that certain Amendment to Lease, dated as of November 1, 2021, by and between Lessor and Lessee (the “November 2021 Amendment”, and the Original Lease, as amended by the March 2019 Amendment and the November 2021 Amendment and together with all prior Addendums thereto, the “Existing Lease”). Lessor and Lessee desire to further amend the November 2021 Amendment and the Existing Lease as set forth below, effective as of the last date of signature set forth below. Capitalized terms used herein but not otherwise defined shall have the meanings given such terms in the Existing Lease. By execution of this amendment to the November 2021 Amendment and the Existing Lease (this “Amendment”, and the November 2021 Amendment and the Existing Lease taken together with the Amendment, the “Amended Lease”), Lessor and Lessee agree that the Existing Lease is hereby amended as follows: 1. To the extent that anything contained in this Amendment conflicts with any prior term or provision of the Existing Lease, this Amendment shall control. 2. Paragraph 2 of the November 2021 Amendment is hereby amended by (i) replacing “September 30, 2022” with “September 30, 2024” and (ii) replacing “March 30, 2023” with “March 31, 2025”. 3. Paragraph 1.3 of the Existing Lease and Paragraph 4(d) of the November 2021 Amendment are hereby amended to reference Base Rent for the period of October 1, 2023 – September 30, 2024 of $62,500. Except as specifically modified by this Amendment, the November 2021 Amendment and the Existing Lease shall remain unchanged and in full force and effect, and when taken together with this Amendment as the Amended Lease, shall constitute the agreement between the Parties. This Amendment shall be governed by the laws of the State of California. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document. DocuSign Envelope ID: FFC094B8-F784-455D-9069-E06444D70FF29BCD226-CECF-44CA-ABB6-DA0C72801572

2 Sincerely, Tom Minichiello Chief Financial Officer, EMCORE Corporation Acknowledged and Agreed: CHESTNUT2015 LLC By:_____________________ Name: Maria Tam Isles Title: Manager Date: DocuSign Envelope ID: FFC094B8-F784-455D-9069-E06444D70FF2 11/10/2022 9BCD226-CECF-44CA-ABB6-DA0C72801572